Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Nasdaq 100 LightningSpread™ Daily Income ETF (QLDY)

Defiance S&P 500 LightningSpread™ Income ETF (SSOY)

Defiance Russell® 2000 LightningSpread™ Income ETF (IJRY)

Each listed on The Nasdaq Stock Market, LLC

September 16, 2025

Supplement to the Prospectus and

Statement of Additional Information (“SAI”),

each dated May 23, 2025

Effective immediately, the “Advisory Agreement” subsection of the Prospectus section titled “Management” is deleted in its entirety and replaced with the following:

A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreement will be available in the Funds’ Semi-Annual Certified Shareholder Report on Form N-CSR for the period ending February 28, 2026.

Effective immediately, the “Board Compensation” subsection of the SAI section titled “Management of the Trust” is deleted in its entirety and replaced with the following:

Board Compensation. The Independent Trustees will each receive a quarterly retainer of $25,000 plus $5,000 for each meeting attended. The Independent Trustees also receive reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee receives an annual retainer of $35,000 and the Audit Committee Chair receives an annual retainer of $30,000. The Trust has no pension or retirement plan.

The following table shows the compensation estimated to be earned by each Trustee for the Funds’ current fiscal year ending August 31, 2026. Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Estimated Aggregate Compensation From the Funds (1)	Estimated Total Compensation From Fund Complex Paid to Trustees (1)
Interested Trustees
Eric W. Falkeis	$0	$0
Independent Trustees
Javier Marquina	$0	$99,000
Michelle McDonough	$0	$167,000
David Norris	$0	$144,000

(1)	Compensation is based on estimated amounts for the fiscal year ending August 31, 2026.

Please retain this Supplement for future reference.